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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 of our report dated March 31, 1998, on our audit of the financial statements of EarthWeb Inc. as of December 31, 1997 and 1996 and for the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts."

                                                  PricewaterhouseCoopers LLP

New York, New York

November 10, 1998